Exhibit 99.2

Annual Meeting April 26 th , 2017

This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp (“Sussex” or the “Company”), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “target,” “could,” “is likely,” “should,” “would,” “will,” or similar expressions are intended to identify “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: ( i ) competition in the industry and markets in which the Company operates; (ii) levels of non - performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions. 2 FORWARD - LOOKING STATEMENT

Welcome Edward J. Leppert − Chairman of the Board Anthony Labozzetta − President and Chief Executive Officer Steven Fusco − Senior Executive Vice President and Chief Financial Officer 3

Agenda 1 3 4 5 Strategic Growth Financial Performance Growing Shareholder Value Chairman’s Message 4 2 Company and Market Overview

1. Chairman’s Message

2. Company and Market Overview

Ticker Symbol SBBX Closing Price (April 21, 2017) $24.40 Price to tangible book 199.5% Price to LTM EPS 20.5x Price to 2017 Yr. est. EPS* 17.5x Annualized Dividend/ Yield $0.16 / 0.7% 52 week high (3/17/17) $26.45 52 week low (5/9/16) $12.54 2. Company Overview • Founded in 1975 • Commercial Bank - Operates Tri - State Insurance Agency • Total Assets of $872 million & 11 branches [ Bergen County, NJ (1), Sussex County, NJ (8) Warren County, NJ (1 mini) and Queens County, NY (1)] • Market Cap: $117 million • Corporate Office: Rockaway, NJ • Regional Operations: Sussex County, NJ • Regional Lending Offices: Sussex , Bergen, Morris Counties, NJ & Queens NYC * Source: SNL 7

Target High Performing Peer Median (a) Total Assets > $1 billion in assets $1.8 billion (average) $1.3 billion (median) ROA 1.00% or better 0.98% ROE >12.00% 9.34% NPAs / Assets <1.00% 0.76% Annual EPS growth Double digit N/A 2. Company Overview Vision : High performing business bank that serves northern NJ and the NY Metro Region 8 (a) Source: SNL - High Performing Peers (Banks and Thrifts Assets < or = $5.5 bill and ROAA >0.75% at 12/31/16

Our current markets cover one of the most desirable and competitive MSAs* (NY/NJ) in the US 9 SBBX Corporate / Regional Commercial Lending Office

EPS growth +46.9% − Loans, net portfolio growth of 28% − Commercial loan portfolio growth $129.2 million, or 30% − Deposit growth 27% • Non - interest bearing demand growth of 52% − TSIA pretax earnings increased 79% to $1.2 million [ FY ‘15 $670 thousand] − TBV increased 11.2% ($12.23 vs. $11.00) 3. Financial Performance: FY 2016 vs. FY 2015 10

11 3 . Other highlights: Sussex Bancorp Announces a Merger With Community Bank of Bergen County, NJ Sussex Bancorp Announces Completion of a Private Placement of $15 Million of Subordinated Notes Due 2026

3. Financial Performance: Earnings 12

3 . Financial Performance: Profitability 13

EPS growth +26.5% − Loans, net portfolio growth of 24% • Commercial loan portfolio growth $107.7 million , or 24% − Deposit growth 21% • Non - interest bearing demand growth of 19% − Aforementioned driving net interest income up 20% − TSIA core revenue increased 15% (annualized) − ROA 0.94% vs. 0.90% − ROE 13.07% vs. 11.38% 3. Financial Performance: 1Q17 vs. 1Q16 14

FY 2014 FY 2015 FY 2016 1Q17 Targets NJ Banks and Thrifts Avg. (a) Loans, net annual growth 20.5% 15.1% 27.9% 13.5%* 15% to 20% 14.3% Deposit annual growth 6.5% 13.0% 27.6% 21.6%* 15% to 20% 15.1% NPAs to assets 2.02% 1.49% 1.10% 0.99% <1.00% 1.25% ROA 0.46% 0.59% 0.72% 0.94%* >1.00% 0.69% ROE 5.25% 7.02% 9.60% 13.07%* >12.00% 6.52% Net Interest Margin 3.49% 3.45% 3.37% 3.39%* 3.42% Net non - interest income (expense) as % of assets (2.30)% (2.24)% (1.92%) (1.62%)* (2.09)% Tri - state Insurance income before tax $501k $670k (+33%) $1.2m (+79%) $0.8m ( - 1.8%) 20% N/A Diluted EPS $0.57 $0.81 (+42%) $1.19 (+47%) $0.43 (+27%) Double digit N/A 3. Financial Performance to Targets 15 (a) Source : SNL - NJ Banks and Thrifts (41) 12/31/16 * Annualized

4. Strategic Growth

Merger with Community Bank of Bergen County 18 Net Interest Margin: Efficiency Ratio: Net Income (FY ‘16): $3.35% 79.5% $1.7mm Branch Footprint Overview Source: SNL Financial; financial data as of 12/31/2016 4. Strategic Growth Headquarters: Established: Assets: Gross Loans: Deposits : Maywood, NJ 1928 $342 mm $308 mm $229 mm

4. Strategic Growth: Transaction Overview*

Per Share Consideration:	$23.52
Form of Consideration:	100% stock
Fixed Exchange Ratio:	0.97x
Transaction Value:	$45.4 mm
Management Representation:	CMTB President and CEO Peter Michelotti will join SBBX as COO and SEVP
Board Representation:	Sussex will appoint three CMTB directors to its Board
Required Approvals:	Customary regulatory approvals and approval of SBBX and CMTB shareholders
Expected Closing:	Q3 2017
Deal Value / TBV:	1.57x
Deal Value / LTM EPS:	27.1x
Deal Value / LTM EPS + Cost Savings	12.2x
Core Deposit Premium:	6.1%
One-Time Expenses:	$4.0 to $4.9 million estimated, pre-tax
Anticipated Cost Savings:	$3.1 million estimated, pre-tax, or 35% of CMTB non-interest expense
EPS Impact:	~12%
TBV per share Impact:	~1% accretive

Sussex Bancorp

* At announcement April 11, 2017

19

Demand Deposits 20.1% NOW & Other Trans. Accts 23.2% MMDA & Other Savings 37.9% Retail Time Deposits 11.1% Jumbo Time Deposits 7.8% Construction 3.6% Residential R.E. 17.9% Commercial R.E. 68.9% Commercial & Industrial 5.8% Consumer & Other 4.7% 20 SBBX Source: SNL Financial and Company documents Note: SBBX loan and deposit data per bank level regulatory filings as of December 31, 2016; CMTB loan and deposit data per re gul atory filings as of December 31, 2016 CMTB Pro Forma Deposit Mix Loan Mix Construction 7.0% Residential R.E. 59.8% Commercial R.E. 27.2% Commercial & Industrial 1.3% Consumer & Other 4.7% Demand Deposits 20.3% NOW & Other Trans. Accts 23.6% MMDA & Other Savings 35.0% Retail Time Deposits 12.1% Jumbo Time Deposits 9.0% Construction 4.5% Residential R.E. 28.3% Commercial R.E. 58.6% Commercial & Industrial 4.7% Consumer & Other 4.0% Demand Deposits 20.8% NOW & Other Trans. Accts 24.3% MMDA & Other Savings 28.8% Retail Time Deposits 14.4% Jumbo Time Deposits 11.7% Yield on Loans: 4.31% Loan / Deposit: 105% Yield on Loans: 4.89% Loan / Deposit: 75% Pro Forma Loan / Deposit: 95% Cost of Deposits: 0.38% Cost of Deposits: 0.63% 4. Strategic Growth: Loan & Deposit Composition Pro Forma Cost of Deposits: 0.46%

Sources: Internal data at March 31, 2017 21 4. Strategic Growth: Market Penetration (Loans) Increases loan market share in Bergen, Passaic and Morris Counties.

22 Source: SNL Financial, U.S. Census Bureau; Deposit Data as of 6/30/2016 DMS - Independent New Jersey Community Banks Rank Institution (ST) Number of Branches Deposits in Market ($mm) Market Share (%) 1 Valley National Bancorp (NJ) 31 2,379 4.8 2 ConnectOne Bancorp, Inc. (NJ) 7 2,076 4.2 3 Oritani Financial Corp. (NJ) 19 1,993 4.0 4 Columbia Bank MHC (NJ) 15 1,495 3.0 5 Spencer Savings Bank SLA (NJ) 11 1,153 2.3 6 Boiling Springs MHC (NJ) 10 917 1.8 7 Kearny Financial Corp. (NJ) 9 818 1.6 8 Bancorp of New Jersey Inc. (NJ) 9 705 1.4 9 Lakeland Bancorp (NJ) 11 692 1.4 10 NVE Bancorp MHC (NJ) 12 528 1.1 11 Bogota Savings Bank (NJ) 4 439 0.9 12 CRB Group Inc. (NJ) 2 346 0.7 13 Pro Forma 4 333 0.7 16 Community Bk of Bergen County (NJ) 3 292 0.6 27 Sussex Bancorp (NJ) 1 42 0.1 NJ-Based Total 187 16,057 32.1 4. Strategic Growth: Enhanced Presence in Bergen County

23 Source: Internal reporting of deposits by branch location as of March 31, 2017 On a pro forma basis, 52% of SBBX deposits will be in Bergen County NJ and Queens County NY versus 27% pre - deal 4. Strategic Growth: Proforma Deposit Base SBBX Standalone Combined

24 • Improves competitive position and footprint in one of the country’s most desirable markets (Northern NJ and NY MSA) • Financially compelling with immediate EPS and TBV per share accretion • A ttractive funding and diversifies our pro - forma loan composition • 20%+ demand deposit composition • 75% loan / deposit ratio • Enhances platform for future growth, higher legal lending limit, CMTB retail lending platform, greater product offerings for existing CMTB customers • Consistent with Sussex’s vision and strategic plan • One Step Closer to ROA Target of 1% or better 4. Strategic Growth: Transaction Rationale • P rovides increased stock liquidity and exposure to new shareholders and indices

25 48.7% 119.0% 173.0% 187.4% 98.2% 82.9% Source: SNL and internal data as of 4/21/17

5. Growing Shareholder Value

Stock Performance One Year Total Return 27 Source: SNL as of April 21, 2017 5. Growing Shareholder Value

28 Source: SNL as of April 21, 2017 5. Growing Shareholder Value Stock Performance Total Return since January 1, 2010 through April 21, 2017

1. Strategic talent management 2. Grow our business • Capital raise • Organic growth • Strategic Initiatives − De - novo branching − Whole bank acquisitions 29 5. Growing Shareholder Value

30 5. Growing Shareholder Value SBBX Corporate / Regional Commercial Lending Office Potential banking center markets

3. Continue to strengthen profitability Resulting in: − Higher EPS and tangible book value growth − Outperforming the total returns of the broader market and bank indices over the long run 31 5. Growing Shareholder Value

Annual Meeting April 26 th , 2017 Questions?